UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2024

TPG Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

(817) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is included in Item 8.01 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included in Item 8.01 and is incorporated herein by reference.

Item 8.01 Other Events.

On March 4, 2024, TPG Inc. (the “Company”), TPG Operating Group I, L.P., TPG Operating Group III, L.P. and TPG Holdings II Sub, L.P., each indirect subsidiaries of the Company (together with the Company, the “Guarantors”), and TPG Operating Group II, L.P., an indirect subsidiary of the Company (the “Issuer”), completed an offering of $400,000,000 aggregate principal amount of its 6.950% Fixed-Rate Junior Subordinated Notes due 2064 (the “Notes”), pursuant to an underwriting agreement dated February 28, 2024 (the “Underwriting Agreement”) among the Issuer, the Guarantors and Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC, Wells Fargo Securities, LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein. The Notes were issued pursuant to a subordinated indenture, dated as of March 4, 2024 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated as of March 4, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), with U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Notes have been registered under the Securities Act of 1933, as amended, by a shelf registration statement on Form S-3ASR (Registration No. 333-277384).

The Notes bear interest at an annual rate of 6.950% accruing from March 4, 2024. Interest is payable quarterly on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2024. The Issuer may defer interest payments during one or more deferral periods for up to five consecutive years as described in the Indenture. The Notes are unsecured and subordinated obligations of the Issuer. The Notes will mature on March 15, 2064, unless earlier redeemed. The Notes are fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, on a subordinated basis, by each of the Guarantors. The Guarantees are unsecured and subordinated obligations of the Guarantors.

The Notes have been approved for listing on the Nasdaq Global Market under the symbol “TPGXL”.

Further information concerning the Notes and the Guarantees and related matters is set forth in the Company’s Prospectus Supplement dated February 28, 2024, which was filed with the Securities and Exchange Commission on March 1, 2024.

The preceding is a summary of the terms of the Underwriting Agreement, the Indenture and the Notes, and is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1, the Base Indenture attached hereto as Exhibit 4.1, the First Supplemental Indenture attached hereto as Exhibit 4.2, and the form of the Notes attached hereto as Exhibit 4.3, each of which is incorporated herein by reference as though they were fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of February 28, 2024, by and among TPG Inc., TPG Operating Group I, L.P., TPG Operating Group II, L.P, TPG Operating Group III, L.P., TPG Holdings II Sub, L.P., Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC, Wells Fargo Securities, LLC and Goldman Sachs & Co. LLC.

4.1	Subordinated Indenture, dated as of March 4, 2024, among TPG Operating Group II, L.P., the Guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of March 4, 2024, among TPG Operating Group II, L.P., the Guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 6.950% Subordinated Notes due 2064 (included in Exhibit 4.2 hereto).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG INC.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel

Date: March 4, 2024